Supplement to the
Fidelity Advisor® Small Cap Growth Fund
Class A, Class T, Class B, and Class C
September 29, 2015
Prospectus

The Board of Trustees of the fund approved the conversion of all existing Class B shares of the fund into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held.  All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.  After the effective date of the conversions, all references to Class B shares in the prospectus will no longer be applicable.  Shareholders should consult their prospectus for more information regarding Class A shares.

ASCP-16-01  February 12, 2016
1.808092.121

Supplement to the
Fidelity Advisor® Small Cap Value Fund
Class A, Class T, Class B, and Class C
September 29, 2015
Prospectus

The Board of Trustees of the fund approved the conversion of all existing Class B shares of the fund into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held.  All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.  After the effective date of the conversions, all references to Class B shares in the prospectus will no longer be applicable.  Shareholders should consult their prospectus for more information regarding Class A shares.

Charles Myers no longer serves as a co-manager of the fund.

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)."

Derek Janssen (portfolio manager) has managed the fund since January 2013.

The following information replaces the biographical information for Derek Janssen and Charles Myers found in the "Fund Management" section.

Derek Janssen is portfolio manager of the fund, which he has managed since January 2013. Since joining Fidelity Investments in 2007, Mr. Janssen has worked as a research analyst and portfolio manager.

ASCV-16-02  February 12, 2016
1.808271.125

Supplement to the

Fund	Class A	Class T	Class B	Class C	Class I
Fidelity Advisor® Small Cap Growth Fund	FCAGX	FCTGX	FCBGX	FCCGX	FCIGX
Fidelity Advisor Small Cap Value Fund	FCVAX	FCVTX	FCVBX	FCVCX	FCVIX

Fidelity Advisor Small Cap Growth Fund Class A, Class T, Class B, Class C, and Class I are Classes of shares of Fidelity® Small Cap Growth Fund and Fidelity Advisor Small Cap Value Fund Class A, Class T, Class B, Class C, and Class I are Classes of shares of Fidelity Small Cap Value Fund

Funds of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2015

The Board of Trustees of the funds approved the conversion of all existing Class B shares of the funds into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held.  All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.

Charles Myers no longer serves as a co-manager of Fidelity Small Cap Value Fund. Derek Janssen serves as portfolio manager of Fidelity Small Cap Value Fund.

ASCP-ASCVB-16-03  February 12, 2016
1.811503.113